Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF GEORGIA
NEWNAN DIVISION

	}	CASE NUMBER
	}	02-10835
}
The NewPower Company, et. al.	}	JUDGE	W. Homer Drake, Jr.
}
DEBTORS	}	CHAPTER 11

DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

FOR THE PERIOD

FROM  7/31/2007 to 8/31/2007

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Paul Ferdinands
Attorney for Debtor

Debtor's Address	Attorney's Address
and Phone Number	and Phone Number

P.O. Box 17296	191 Peachtree St.
Stamford, Ct 06907	Atlanta, GA 30303
Tel: (203) 329-8412	Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number: 02-10835	Post Petition
	Totals
For Period from July 31,2007 - August 31, 2007

Opening Cash Balance -7/31/07	$1,722

Inflows:
Customer Collections
Collateral Returned
-Sureties
-Security Deposits
Sale Proceeds/Interest Income/Other	4
Total Inflows	4
		Distribution of Outflows
Outflows:		NewPower	The NewPower
Post Petition:		Holdings, Inc.	Company

Professionals - Bankruptcy	10	10
Consulting Fees
Lockbox Fees	0	0
Supplies & Misc
Rent	2	2
Insurance
Utilities (Heat, Hydro, Phone, etc.)	0	0
Payroll (inlcuding tax payments & fees)	35	35
T&E Reimbursements
State Tax Payments
Distribution to Equity
Total Outflows	47	47

Net Cash Flows	(43)

Closing Cash Balance	$1,679

Amount of Cash Balance in Reserve for
Classes 8 -12

Attachment 1
NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from July 31,2007 - August 31, 2007
Amounts in $000's

Accounts Receivable at Petition Date:	$ 75,200

Beginning of Month Balance* - Gross	$ 13,476	(per 7/31/07 G/L)
PLUS: Current Month New Billings	-
LESS: Collections During the Month	-

End of Month Balance - Gross	$ 13,476	(per 8/31/07 G/L)
Allowance for Doubtful Accounts	(13,476)

End of Month Balance - Net of Allowance	$ -

Note:	The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.

AR Aging for Post Petition Receivables

	Current	> 30 days	> 60 days	Total

	$ -	$ -	$ 111	$ 111

Attachment 2
NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from July 31,2007 - August 31, 2007
Amounts in $000's

See attached System Generated A/P reports as of 8/31/2007 (Attachments 2A and 2B).

Beginning of Period Balance	$ 83	(per 7/31/07 G/L)
PLUS: New Indebtedness Incurred	7
LESS: Amounts Paid on A/P& taxes	(31)

End of Month Balance	$ 59	(per 8/31/07 G/L)

Exhibit 2A

The New Power Company
Vendor Balance Detail
As of August 31, 2006
	Type	Date	Amount	Balance
Archivesone				0.00
	Bill	08/16/2007	494.34	494.34
	Bill Pmt -Check	08/16/2007	-494.34	0.00
Total Archivesone			0.00	0.00
AT&T				0.00
	Bill	08/16/2007	41.30	41.30
	Bill Pmt -Check	08/16/2007	-41.30	0.00
Total AT&T			0.00	0.00
epiq Systems				0.00
	Bill	08/16/2007	392.16	392.16
	Bill Pmt -Check	08/16/2007	-392.16	0.00
Total epiq Systems			0.00	0.00
Kaster Moving Co. Inc.				0.00
	Bill	08/16/2007	82.50	82.50
	Bill Pmt -Check	08/16/2007	-82.50	0.00
Total Kaster Moving Co. Inc.			0.00	0.00
King and Spalding				0.00
	Bill	08/16/2007	993.00	993.00
	Bill Pmt -Check	08/16/2007	-993.00	0.00
Total King and Spalding			0.00	0.00
Sidley Austin Brown & Wood				0.00
	Bill	08/16/2007	4,904.40	4,904.40
	Bill Pmt -Check	08/16/2007	-4,904.40	0.00
Total Sidley Austin Brown & Wood			0.00	0.00
US Postal Service				0.00
	Bill	08/16/2007	236.00	236.00
	Bill Pmt -Check	08/16/2007	-236.00	0.00
Total US Postal Service			0.00	0.00
TOTAL			0.00	0.00

			7143.7
			-7143.7

Exhibit 2B

The New Power Company
Unpaid Vendor Detail
As of August 31, 2006

Name	Balance

Franchise Tax Liability	55,465.00
Payroll Tax Liablility	3,215.12
58,680.12

Attachment 3
NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from July 31,2007 - August 31, 2007
Amounts in $000's

Inventory Report

Inventory Balance at Petition Date	$ 15,587

Inventory at Beginning of Period	$ -	(per 7/31/07 G/L)
PLUS: Inventrory Purchased	-
LESS: Inventory Used or Sold	-

End of Month Balance	$ -	(per 8/31/07 G/L)

Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date	$ ,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period	$ -
Less: Depreciation Expense	-
Less: Dispositions	-
Add: Purchases	-

Fixed Assets at End of Period	$ -

Attachment 4 Page 1 of 16

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	8/01/2007-8/31/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company Concentration Account
Account Number:
Purpose of Account:	Concentration Account

Beginning Balance	$ 589,624.18
Total Deposits	$ 3,684.47
Total Payments	$ 22,179.27
Closing Balance	$ 571,129.38
Service Charges	$ 151.41

First Check issued this Period		N/A
Last Check issued this Period		N/A
Total # of checks issued this Period		N/A

Attachment 4 Page 2of 16

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	8/01/2007-8/31/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Money Market

Beginning Balance	$ 1,153,085.62
Total Deposits	$ 1,969.14	Interest Income
Total Payments	$ 26,210.96	Payroll Taxes
Closing Balance	$ 1,128,843.80
Service Charges	$ -

First Check issued this Period		N/A
Last Check issued this Period		N/A
Total # of checks issued this Period		N/A

 Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	8/01/2007-8/31/2007

Name of Bank:	JP Morgan Chase
Branch:	Syracuse, NY
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Controlled Disbursements (A/P)

Beginning Balance	$0.00
Total Deposits	$22,027.86
Total Payments	$22,027.86
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	201093
Last Check issued this Period	201101
Total # of checks issued this Period	9

 Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	8/01/2007-8/31/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company Reserve Account
Account Number:
Purpose of Account:	Reserve for Shareholder Distributions

 Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	8/01/2007-8/31/2007

Name of Bank:	JP Morgan Chase
Branch:	Syracuse, NY
Account Name:	NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:	Controlled Disbursements (Customer Refunds)

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	NA
Last Check issued this Period	NA
Total # of checks issued this Period	NA

ACCOUNT CLOSED

 Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	8/01/2007-8/31/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	NewPower ACH Account
Account Number:
Purpose of Account:	ACH (T&E)

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

 Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	8/01/2007-8/31/2007

Name of Bank:	First Union/ Wachovia
Branch:	Herndon, VA ABA # 051400549
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Natural Gas Collections

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

 Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	8/01/2007-8/31/2007

Name of Bank:	First Union/ Wachovia
Branch:	Charlotte, NC ABA # 053000219
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Power/ IBM Collections

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	$0.00

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

 Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	8/01/2007-8/31/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:	Payroll

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

 Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	8/01/2007-8/31/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	NewPower Enron Segregated A/C
Account Number:
Purpose of Account:	Concentration Account

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

 Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	8/01/2007-8/31/2007

Name of Bank:	Royal Bank of Canada
Branch:	Ontario Transit # 00192
Account Name:	The New Power Company
Account Number:
Purpose of Account:	CAN$ Operating A/C

Beginning Balance	$0.00	CAN$
Total Deposits
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	$ -

First Check issued this Period	NA
Last Check issued this Period	NA
Total # of checks issued this Period	0

ACCOUNT CLOSED

 Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	8/01/2007-8/31/2007

Name of Bank:	First Union/ Wachovia
Branch:	Charlotte, NC ABA # 053000219
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Power/AES Collections

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

 Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	8/01/2007-8/31/2007

Name of Bank:	Royal Bank of Canada
Branch:	Ontario Transit # 00192
Account Name:	The New Power Company
Account Number:
Purpose of Account:	US$ A/C

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

 Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	8/01/2007-8/31/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company
Account Number:
Purpose of Account:	WildCard ATM Settlement

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

 Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	8/01/2007-8/31/2007

Name of Bank:	JP Morgan Chase
Branch:	Syracuse, NY
Account Name:	NewPower Holdings, Inc.
Account Number:
Purpose of Account:	Controlled Disbursements (A/P)

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	None
Last Check issued this Period	None
Total # of checks issued this Period	None

ACCOUNT CLOSED

 Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	8/01/2007-8/31/2007

Name of Bank:	Credit Suisse Asset Management
Branch:	466 Lexington Ave. NY, NY 10017-3140
Account Name:	NewPower Holdings, Inc.
Account Number:
Purpose of Account:	Short Term Cash Mgmt Portfolio

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Exhibit 5

The New Power Company
Check Detail
August 2007

Num	Date	Name	Original Amount

201102	08/13/2007	CT Commissioner of Revenue Services	2,995.83
wire	08/13/2007	United States Treasury	24,929.08
201103	08/15/2007	M. Patricia Foster	3,704.73
201104	08/16/2007	Kaster Moving Co. Inc.	82.50
201105	08/16/2007	Archivesone	494.34
201106	08/16/2007	King and Spalding	993.00
201107	08/16/2007	Sidley Austin Brown & Wood	4,904.40
201108	08/16/2007	epiq Systems	392.16
201109	08/16/2007	AT&T	41.30
201110	08/16/2007	US Postal Service	236.00
201113	08/29/2007	M. Patricia Foster	3,704.73

Exhibit 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from July 31,2007 - August 31, 2007
Amounts in $000's

Taxes Paid During the Month

Employment Taxes	27.9

Taxes Owed and Due

Payroll Tax Liability	3.2

Exhibit 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages
For Period from July 31,2007 - August 31, 2007
Amounts in $000's

Summary of Officer Compensation

See supplemental attachment.

Personnel Report
	Full Time	Part Time
# of Employees at beginning of period		1
# hired during the period	-	-
# terminated/resigned during period	-	-
# employees on payroll - end of period	0	1

# of employees on temporary consulting assignments		0

Confirmation of Insurance

See supplemental attachment.*

* Omitted

Exhibit 7B
(Supplemental)

Payments made to insiders 8/01/07 - 8/31/07

Payments are in gross amts

Title	Amount	Date	Type

President & CEO	$ 5,208.33	8/15/2007	Salary for pay period 8/01 -8/15
	$ 5,208.33	8/29/2007	Salary for pay period 8/16 -8/31

$ 10,416.67

Attachment 8

NewPower Holdings, Inc.
Case Number:  02-10835
Significant Developments During Reporting Period
For Period from July 31, 2007 - August 31, 2007